VOICE ASSIST, INC.
AUDIT COMMITTEE CHARTER
Dated September 29, 2010

COMMITTEE MEMBERSHIP:

The Audit Committee shall consist of three directors. Each of the members must be determined by the board of directors to be (i) independent in accordance with AMEX Company Guide Sec. 803(B)(2)(a)(i) and the rules of the Securities and Exchange Commission and (ii) capable of reading and understanding the Company’s basic financial statements. At least one of the members (who may also serve as the audit committee financial expert) must be determined by the board of directors to have accounting or related financial management expertise in accordance with applicable listing standards. At least one member must be determined by the board of directors to be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in Voice Assist’s annual report and/or annual proxy statement. Members must not have participated in the preparation of the financial statements of the issuer or any current subsidiary of the issuer at any time during the past three years.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

COMMITTEE PURPOSES:

The purposes of the Audit Committee are to:

1.
assist the Board in oversight of (i) the integrity of Voice Assist’s financial statements, (ii) Voice Assist’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors audit function; and

2.	prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in Voice Assist’s annual report and/or annual proxy statement.

The function of the Audit Committee is oversight. The management of Voice Assist is responsible for the preparation, presentation and integrity of Voice Assist’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of Voice Assist’s consolidated annual financial statements, reviews of Voice Assist’s consolidated quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of Voice Assist and are not, and do not represent themselves to be, performing the functions of auditors or management. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and, to assess the auditors’ independence, all relationships between the independent auditors and Voice Assist, including the matters set forth in Independence Standards Board Standard No. 1.

COMMITTEE DUTIES AND RESPONSIBILITIES:

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

1.      with respect to the independent auditors,

(i)
to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

(ii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

(iii)
to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of Voice Assist’s independent auditors;

(iv)
to obtain from the independent auditors a timely report relating to Voice Assist’s annual audited and unaudited quarterly financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

(v)	to take into account the opinions of management in assessing’ the independent auditors’ qualifications, performance and independence;

2.	with respect to financial reporting principles and policies and internal controls and procedures,

(i)	to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)
to consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	disagreements with management;

•	consultation by management with other accountants;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles; and

•	reviews of interim financial information conducted by the independent auditors.

(iii)         to meet with management and the independent auditors:

•      to discuss the scope of the annual audit;

•
to discuss the annual audited financial statements and quarterly financial statements, including Voice Assist’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, director of internal audit or the independent auditors, relating to Voice Assist’s financial statements;

•
to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any “management” or “internal control’’ letter issued, or proposed to be issued, by the independent auditors to Voice Assist;

•	to review the form of opinion the independent auditors propose to render to the Board of Directors and stockholders; and

•
to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in Voice Assist’s selection or application of accounting principles, and major issues as to the adequacy of Voice Assist’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Voice Assist:

(iv)
to inquire of Voice Assist’s chief executive officer and chief financial officer as to the existence of any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Voice Assist’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in Voice Assist’s internal control over financial reporting;

(v)
to discuss guidelines and policies governing the process by which senior management of Voice Assist and its subsidiaries assess and manage Voice Assist’s exposure to risk, and to discuss Voice Assist’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(vi)
to discuss with senior management of Voice Assist any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(vii)	to discuss the type and presentation of information to be included in earnings press releases;

(viii)
to establish procedures for the receipt, retention and treatment of complaints received by Voice Assist regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(ix)
to review and discuss any reports concerning material violations submitted to it by Voice Assist’s attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205), or otherwise; and

(x)	to establish hiring policies for employees or former employees of the independent auditors;

3.      with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in Voice Assist’s annual proxy statement;

(ii)	to prepare and issue the evaluation required under “Performance Evaluation’’ below; and

(iii)
to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Committee Structure and Operations:

The Audit Committee shall designate one member of the Committee as its chairperson. The Audit Committee shall meet once every quarter, four times a year, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of Voice Assist or Voice Assist’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Performance Evaluation:

The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee’s charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

Resources and Authority of the Audit Committee:

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

Voice Assist shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1.
Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Voice Assist:

2.      Compensation of any advisers employed by the Audit Committee; and

3.	Ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties.